UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   March 31, 2008

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (303) 285-9885

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2008, Ascent Solar Technologies, Inc. (the “Company”) announced the appointment of Gary Gatchell as the Company’s Chief Financial Officer. As of today, Mr. Gatchell will be responsible for oversight of the Company’s finance, accounting, treasury, SEC reporting and administrative activities. Janet Casteel will continue to serve as the Company’s Chief Accounting Officer.

Mr. Gatchell, 50, is the former chief financial officer of Carrier Access Corporation (“Carrier Access”), a leading telecommunications equipment provider that Mr. Gatchell left in February 2008, when Carrier Access was merged into a private company. Mr. Gatchell joined Carrier Access, a NASDAQ listed company, in June 2005, to reorganize that company’s finance and administration infrastructure. Prior to joining Carrier Access, from 1999 until 2004, Mr. Gatchell served as the chief financial officer of Voyant Technologies, Inc. (“Voyant”), a leading provider of audio conferencing equipment. Voyant, a private venture backed company, was acquired by Polycom, Inc. in 2004. Mr. Gatchell also has served as an audit manager at KPMG. Mr. Gatchell is a registered Certified Public Accountant and has a Master’s degree in Accountancy from the University of Denver.

In connection with his employment, Mr. Gatchell has executed an executive employment agreement (“Employment Agreement”) with the Company, pursuant to which Mr. Gatchell will be entitled to receive an annual base salary of $175,000 and will be eligible to participate in the Company’s discretionary cash bonus plan. Mr. Gatchell also will receive a grant of 40,000 shares of restricted common stock, which are scheduled to vest annually through 2011 upon achievement of various performance criteria set forth in his Employment Agreement. Mr. Gatchell also has executed an indemnification agreement with the Company, in substantially the same form as previously entered into by the Company and its other executive officers and directors.

The form of Mr. Gatchell’s Employment Agreement is attached as Exhibit 99.1 to this report. A press release announcing Mr. Gatchell’s appointment is attached as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Executive Employment Agreement with Gary Gatchell dated as of March 31, 2008.

99.2 Press release entitled “Ascent Solar Appoints Chief Financial Officer,” dated March 31, 2008.

Forward Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

March 31, 2008	By:	/s/ Matthew B. Foster

Name: Matthew B. Foster
Title: President and CEO